UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                            FORM 8 - K

                          CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of Report February 18, 1999


    COMMISSION FILE NO. 0-24812


                     DIVOT GOLF CORPORATION
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      (Exact name of registrant as specified in its charter)


                DELAWARE                            56-1781650
--------------------------------       -----------------------------
       (State or other jurisdiction (I.R.S. Employer Identification No.) incorporation or organization)

             One Tampa City Center, Suite 200, Tampa, FL 33602
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                  (Address of principal executive offices)


                               (813) 222-0611
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            (Registrant's telephone number, including area code)


Check whether the registrant:  (1) has filed all reports required to be filed by
Section 13 or 15 (d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes |X| No |_|





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                        DIVOT GOLF CORPORATION

                               FORM 8 - K

                           TABLE OF CONTENTS




Item 1.  Changes in Control of Registrant - None

Item 2.  Acquisition or Disposition of Assets - None

Item 3.  Bankruptcy or Receivership - None

Item 4.  Changes in Registrant's Certifying Accountant - None

Item 5.  Other Events ....................................................Page 3

Item 6.  Resignations of Registrant's Directors - None

Item 7.  Financial Statements and Exhibits - None

Signatures................................................................Page 4



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ITEM 5.  Other Events

On January 28, 1999, the Company received a Termination Notice of its License Agreement with Ray Floyd Enterprises, Inc. Concurrently, the Company received a Notice of Dissolution of Divot-RFG Joint Venture, L.L.C. The agreements were originally disclosed in the Company's form 8K filed on October 20, 1998.

On February 17,1999, Joseph Cellura resigned from the Board of Directors as Chairman and as Chief Executive Officer of the Company, citing personal reasons for the resignation. The Company has named Jeremiah M. Daly as Chairman and Chief Executive Officer of the Company. The remaining Directors on the Board include Chairman Jeremiah M. Daly, Clifford F. Bagnall and Gordon Ewart.

ITEM 7.  Financial Statements and Exhibits

Financial  statements - None

Exhibits - None



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                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned herein duly authorized.


                                        DIVOT GOLF CORPORATION

                                       /s/Clifford F. Bagnall
                                     -------------------------------------------
                                    Clifford F. Bagnall, Chief Financial Officer
                                   (Principal Financial and Accounting Officer)

Date: February 18, 1999



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